iShares®

iShares, Inc.

Supplement dated October 4, 2007

to the Prospectus dated January 1, 2007 and the

Statement of Additional Information (“SAI”) dated January 1, 2007 for

iShares MSCI Austria Index Fund

and

iShares MSCI Netherlands Index Fund

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the iShares MSCI Index Funds named above (each a “Fund”).

At a Special Meeting of Shareholders (“Special Meeting”) of iShares, Inc. (the “Company”) to be held December 7, 2007, shareholders of each Fund will vote on the proposals listed below as they relate to their Fund. A proxy statement describing the proposals will be sent to each shareholder of record as of the close of business on October 1, 2007 (the “Record Date”) and each shareholder of record as of the Record Date will be eligible to vote at the Special Meeting. If you did not own shares on the Record Date, you will not be eligible to vote at the Special Meeting.

Proposal 1.	To approve a change in the investment objective of the Fund by approving a different MSCI index as the underlying index of the Fund; and

Proposal 2.	To approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

The proxy statement will be mailed to shareholders as of the Record Date on or around October 8, 2007. If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-400-10007

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